Exhibit 99.2

September 13, 2011 Broadcom and NetLogic Microsystems: A Winning Combination (c) 2011 Broadcom Corporation. All rights reserved.

This presentation may contain forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include references to the impact of the acquisition on Broadcom's earnings per share, the expected date of closing of the transaction, the strategic fit of NetLogic Microsystems' technology into Broadcom's business, and the potential benefits of the merger. In fact, all statements that we make or incorporate by reference in the presentation, other than statements or characterizations of historical fact, are forward-looking statements. It should be clearly understood that these forward-looking statements, and our assumptions about the factors that influence them, are based on the limited information available to us at this date. Such information is subject to change, and we may not inform you when changes occur. We undertake no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those described in the statements you hear today as a result of various factors, many of which are outside the control of Broadcom and NetLogic Microsystems. The following risk factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: unexpected variations in market growth and demand for multi-core network processors and related technologies, matters arising in connection with the parties' efforts to comply with and satisfy applicable regulatory clearances and closing conditions relating to the transaction; the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues and charges resulting from purchase accounting adjustments or fair value measurements. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Broadcom 's overall business, including those more fully described in our filings with the SEC including our annual report on Form 10-K for the fiscal year ended December 31, 2010, and quarterly reports filed on Form 10-Q for the current fiscal year, and NetLogic Microsystems' overall business and financial condition, including those more fully described in NetLogic Microsystems' filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2010, and its quarterly reports filed on Form 10-Q for the current fiscal year. For additional financial and statistical information, including the information disclosed in accordance with SEC Regulation G, please see the Investors section of our website. (c) 2011 Broadcom Corporation. All rights reserved. Broadcom(r), the pulse logo, Connecting everything(r), and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners. Cautionary Statement 1 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Broadcom to Acquire NetLogic Microsystems (c) 2011 Broadcom Corporation. All rights reserved.

A leader in communications semiconductor solutions with a leading infrastructure portfolio A leader in intelligent semiconductor solutions powering next-generation Internet networks Combination Creates Value for All Stakeholders (c) 2011 Broadcom Corporation. All rights reserved. Customers Accretive to growth and non-GAAP product gross margin Expands addressable market by ~$6.3B Excellent fit Shareholders Enables end-to-end platform Global support + strong relationships Lowers customer development costs and integration risk Engineering-driven cultures Driven, motivated and fiercely competitive teams Leading-edge technology and IP Employees

Acquisitions Expand Broadcom Addressable Market in Infrastructure to ~$12B by 2015


~$12 Billion
Wireless Infrastructure
$2.8B
Embedded Processors
$3.0B
Knowledge-based Processors
$500M
Microwave Backhaul $650M
~28% CAGR
+~$8.6B
$3.4 Billion
~8% CAGR
+~$1.5B
Baseline*
$3.4B
Broadcom ING: $1.6B
Baseline*
$4.9B
2010
2015
* Includes Switch ASIC
Source: Linley, Broadcom internal estimates

©2011 Broadcom Corporation. All rights reserved.

4

(c) 2011 Broadcom Corporation. All rights reserved. Attractive, Financially-Compelling Combination Available to be funded out of cash balance Prudent utilization of capital to drive revenue and earnings leverage All cash deal* Expected to be accretive to non-GAAP EPS by ~$0.10 in 2012 Further non-GAAP accretion expected in year 2 (post integration) Accretive to EPS (non-GAAP) Expected to expand non-GAAP product gross margin by >100bp Accretive to margins Leading multi-core and knowledge-based processor and front end for wireless base stations Substantially increases addressable market Accretive to growth *excludes assumed employee equity conversion

This is about great technology and driving integration This is about expanded market opportunity and profitability Financially compelling and excellent fit (c) 2011 Broadcom Corporation. All rights reserved. Summary

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT In connection with the proposed merger, NetLogic Microsystems will file a proxy statement with the SEC. Additionally, NetLogic Microsystems will file other relevant materials with the SEC in connection with the proposed acquisition of NetLogic Microsystems by Broadcom pursuant to the terms of an Agreement and Plan of Merger by and among Broadcom, NetLogic Microsystems and I&N Acquisition Corp., a wholly-owned subsidiary of Broadcom. The materials to be filed by NetLogic Microsystems with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of NetLogic Microsystems are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. NetLogic Microsystems, Broadcom and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NetLogic Microsystems stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of NetLogic Microsystems' executive officers and directors in the solicitation by reading NetLogic Microsystems' annual report on Form 10-K for the fiscal year ended December 31, 2010, proxy statement for its 2011 annual meeting of stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Broadcom's executive officers and directors in the solicitation by reading Broadcom's proxy statement for its 2011 annual meeting of shareholders. Information concerning the interests of NetLogic Microsystems' participants in the solicitation, which may, in some cases, be different than those of NetLogic Microsystems' stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding NetLogic Microsystems directors and executive officers is also included in NetLogic Microsystems' proxy statement for its 2011 annual meeting of stockholders. Additional Information 7 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.